Exhibit 10.7

April 30, 2021

Roth Capital Partners, LLC
888 San Clemente Drive
Newport Beach, CA 92660

Alexander Capital, L.P.
17 State Street, 5th Floor
New York, NY 10004

As Representatives of the several Underwriters named in the within mentioned Underwriting Agreement

Re:
Ammo, Inc. – GunBroker Selling Stockholder Lock-Up

Ladies and Gentlemen:

Reference is hereby made to that certain Underwriting Agreement dated March 12, 2021 (the “Underwriting Agreement”), by and among Ammo, Inc. (the “Company”) and Roth Capital Partners, LLC and Alexander Capital, L.P., as representatives of the several underwriters named in Schedule 1 thereto (the “Representatives”), relating to the Company’s issuance and sale of 23,000,000 shares of its common stock, par value $0.001 per share (the “Common Stock”). Capitalized terms used and not defined herein shall have the meanings assigned to them in the Underwriting Agreement.

As a condition to the consent by the Representatives of the Company lock-up provisions provided under Section 4(a)(x) of the Underwriting Agreement, the undersigned hereby agrees that for a period (the “Lock-Up Period”) commencing on the date hereof and continuing through the close of trading on June 10, 2021, the undersigned will not, without the prior written consent of the Representatives, directly or indirectly, (i) sell, assign, transfer, pledge, offer to sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option for sale (including any short sale), right or warrant to purchase, lend, establish an open “put equivalent position” (within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or otherwise dispose of, or enter into any transaction which is designed to or could be expected to result in the disposition of, any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company (including, without limitation, shares of Common Stock or any such securities which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated by the Securities and Exchange Commission from time to time (such shares or securities, the “Beneficially Owned Shares”)), or publicly announce any intention to do any of the foregoing, other than the exercise of options or warrants so long as there is no sale or disposition of the Common Stock underlying such options or warrants during the Lock-Up Period, (ii) enter into any swap, hedge or other agreement or arrangement that transfers in whole or in part, the economic risk of ownership of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company, or (iii) engage in any short selling of any Beneficially Owned Shares, Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise.

Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Lock-Up Agreement. This Lock-Up Agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

In addition, the undersigned hereby waives, from the date hereof until the expiration of the Lock-Up Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of 1933, as the same may be amended or supplemented from time to time, of any shares of Common Stock or securities convertible into or exercisable or exchangeable for any equity securities of the Company that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock, securities convertible into or exercisable or exchangeable for any equity securities of the Company or Beneficially Owned Shares.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Beneficially Owned Shares in the transactions listed as clauses (i) - (vi) below without the prior written consent of the Representatives, provided that (1) prior to each such transfer, the Representatives shall have received a duplicate form of this Lock-Up Agreement executed and delivered by each donee, trustee, distributee or transferee, as the case may be, (2) no such transfer shall involve a disposition for value, (3) each such transfer (other than transfers under clauses (ii) and (v) below) shall not be required to be reported as a reduction in beneficial ownership in any public report, announcement or filing made or to be made with the Securities and Exchange Commission or otherwise during the Lock-Up Period and (4) the undersigned does not otherwise voluntarily effect any public filing, announcement or report regarding any such transfer during the Lock-Up Period: (i) as a bona fide gift or gifts; (ii) by operation of law, including pursuant to a qualified domestic order or in connection with a divorce settlement; (iii) to the immediate family of the undersigned; (iv) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; (v) to any beneficiary of the undersigned pursuant to a will or other testamentary document or applicable laws of descent; or (vi) to any corporation, partnership, limited liability company or other entity all of the beneficial ownership interests of which are held by the undersigned or the immediate family of the undersigned.

This Lock-Up Agreement shall not apply to: (i) the transfer of Beneficially Owned Shares pursuant to a bona fide third party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control (as defined below) of the Company, provided that in the event that the tender offer, merger, consolidation or other such transaction is not completed, the Beneficially Owned Securities owned by the undersigned shall remain subject to the restrictions contained herein; (ii) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the date hereof, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions; or (iii) transfers to the Company in connection with the exercise of options or warrants on a “cashless” or “net exercise” basis or to cover tax withholding obligations upon the exercise of options or warrants or the vesting of restricted stock units, provided that any related filing under Section 16(a) of the Exchange Act reporting a disposition of shares of Common Stock made in connection with such exercise shall contain a description of the transaction and indicate that the disposition was made as part of such exercise or to cover tax withholding obligations in connection therewith.

This Lock-Up Agreement shall automatically terminate upon the consummation of a change of control of the Company, meaning (a) the consummation of a reorganization, merger or consolidation, or sale or other disposition of all or substantially all of the assets of the Company, or (b) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of more than fifty percent (50%) of either (i) the then outstanding shares of Common Stock of the Company; or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(Remainder of page intentionally left blank. Signature page to follow.)

This Lock-Up Agreement has been executed as of the date first written above.

Steven F. Urvan
Printed Name of Holder
By: /s/ Steven F. Urvan
Signature
Printed Name of Person Signing
(and indicate capacity of person signing if
signing as custodian, trustee, or on behalf
of an entity)

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